                                ELLER MEDIA COMPANY
                         COMMITMENT FOR PRODUCTION OF PAPER

Agency:
                    ------------------------------------------------------------
For Advertiser:     Consumer Net Marketplace, Inc.
                    ------------------------------------------------------------

Your outdoor program with ELLER MEDIA COMPANY, INC. requires printing by an outside printed of the following detailed items.

SPECIFICATIONS:

MARKET (S):    Los Angeles, Ventura County
               -----------------------------------------------------------------

TYPE OF PAPER PRODUCED:  Transit Shelter
                         -------------------------------------------------------

NUMBER OF UNITS:  two hundred twenty (220)
                  --------------------------------------------------------------

ESTIMATED COST PER UNIT:  $45
                          ------------------------------------------------------

ESTIMATED TOTAL COST:  $9,900
                       ---------------------------------------------------------

     *Total is subject to any applicable sales tax and/or/ shipping/freight charges.


Comments:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

All prices are NET amounts and are NOT subject to Agency Commission.

Production of paper will not begin until we have received your signed approval.

Your signature on this document authorizes the above charges.

Approved by:   Signed by Fredrick J. Rice
               ----------------------------------
Company:       Consumer Net Marketplace, Inc.
               ----------------------------------
Address:       1900 Los Angeles Avenue, 2nd Floor
               ----------------------------------
               Simi Valley, CA  93065
               ----------------------------------
Date:
               ----------------------------------

                                ELLER MEDIA COMPANY
                         COMMITMENT FOR PRODUCTION OF PAPER

Agency:
                    ------------------------------------------------------------
For Advertiser:     Consumer Net Marketplace, Inc.
                    ------------------------------------------------------------

Your outdoor program with ELLER MEDIA COMPANY, INC. requires printing by an outside printed of the following detailed items.

SPECIFICATIONS:

MARKET (S):    Southern California
               -----------------------------------------------------------------

TYPE OF PAPER PRODUCED:  30 Sheet
                         -------------------------------------------------------

NUMBER OF UNITS:  1242
                  --------------------------------------------------------------

ESTIMATED COST PER UNIT:  $35
                          ------------------------------------------------------

ESTIMATED TOTAL COST:  $43,470
                       ---------------------------------------------------------

     *Total is subject to any applicable sales tax and/or/ shipping/freight charges.



Comments:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

All prices are NET amounts and are NOT subject to Agency Commission.

Production of paper will not begin until we have received your signed approval.

Your signature on this document authorizes the above charges.

Approved by:   Signed by Fredrick J. Rice
               ----------------------------------
Company:       Consumer Net Marketplace, Inc.
               ----------------------------------
Address:       1900 Los Angeles Avenue, 2nd Floor
               ----------------------------------
               Simi Valley, CA  93065
               ----------------------------------
Date:          7/10/98
               ----------------------------------

                                ELLER MEDIA COMPANY
                      CONTRACT FOR OUTDOOR POSTER ADVERTISING

CONTRACTED FOR AGENCY:               ON BEHALF OF ADVERTISER:

Agency#                              Advertiser #
       ----------------------------                --------------------------
Name                                 Name     Consumer Net Marketplace, Inc.
    -------------------------------        ------------------------------------

Address                              Address  1900 Los Angeles Ave., 2nd Floor
       ----------------------------          ----------------------------------

City/State/Zip                       City/State/Zip Simi Valley, CA  93065
               --------------------                ----------------------------

Contact                              Contact  Mr. Fredrick Rice
       ----------------------------          ----------------------------------

Phone #                              Phone #  (805) 520-7170
       ----------------------------          ----------------------------------

Advertise/Product                    Product  Internet
                 ------------------          ----------------------------------



------------------------------------------------------------------------------------------------------------
  Market Name/             Size     No. of Posters    Term in 4-    Posting   Unit Rate    Rate    Contract
    Location             Showing    --------------   week periods    Dates                per 4-    Total
                                    Illlum     Reg                                        wk Pd.
------------------------------------------------------------------------------------------------------------
 Santa Clarita           Special       5                   5         8/3/98      $400     $2,000    $10,000
 (Transit Panels)





------------------------------------------------------------------------------------------------------------
 DISPLAY COMMENCES                                                     GROSS TOTAL CONTRACT PRICE   $10,000
                    ----------------------------                                                    --------
                                                                                 TOTAL NET AMOUNT
                                                                                                    --------
                                                                                                    $10,000
                                                                                                    --------

SPECIAL INSTRUCTIONS:                                                          Terms: Net 30 Days
   Guaranteed override through January 1, 1999




ADDITIONAL CHARGES:



Agency/Advertiser hereby contracts for the outdoor advertising services ("service") described above upon the terms set forth above AND ON THE BACK HEREOF. This contract must be signed by both parties to be effective.

Signed by Fredrick Rice              Signed by Eller Media

                                ELLER MEDIA COMPANY
                      CONTRACT FOR OUTDOOR POSTER ADVERTISING


CONTRACTED FOR AGENCY:               ON BEHALF OF ADVERTISER:

Agency#                              Advertiser #
       ----------------------------                --------------------------
Name                                 Name     Consumer Net Marketplace, Inc.
    -------------------------------        ------------------------------------

Address                              Address  1900 Los Angeles Ave., 2nd Floor
       ----------------------------          ----------------------------------

City/State/Zip                       City/State/Zip Simi Valley, CA  93065
               --------------------                ----------------------------

Contact                              Contact  Mr. Fredrick Rice
       ----------------------------          ----------------------------------

Phone #                              Phone #  (805) 520-7170
       ----------------------------          ----------------------------------

Advertise/Product                    Product  Internet
                 ------------------          ----------------------------------



------------------------------------------------------------------------------------------------------------
  Market Name/             Size     No. of Posters    Term in 4-    Posting   Unit Rate    Rate    Contract
    Location             Showing    --------------   week periods    Dates                per 4-    Total
                                    Illlum     Reg                                        wk Pd.
------------------------------------------------------------------------------------------------------------
 Simi Valley             Special      10                   5        8/10/98     $300     $3,000     $15,000
 (Transit Panels)




------------------------------------------------------------------------------------------------------------
 DISPLAY COMMENCES                                                   GROSS TOTAL CONTRACT PRICE     $15,000
                    ----------------------------                                                    --------
                                                                                TOTAL NET AMOUNT
                                                                                                    --------
                                                                                                    $15,000
                                                                                                    --------

SPECIAL INSTRUCTIONS:                                                        Terms: Net 30 Days
   Guaranteed override through January 1, 1999




ADDITIONAL CHARGES:



Agency/Advertiser hereby contracts for the outdoor advertising services ("service") described above upon the terms set forth above AND ON THE BACK HEREOF. This contract must be signed by both parties to be effective.

Signed by Fredrick Rice              Signed by Eller Media

                                ELLER MEDIA COMPANY
                      CONTRACT FOR OUTDOOR POSTER ADVERTISING


CONTRACTED FOR AGENCY:               ON BEHALF OF ADVERTISER:

Agency#                              Advertiser #
       ----------------------------                --------------------------
Name                                 Name     Consumer Net Marketplace, Inc.
    -------------------------------        ------------------------------------

Address                              Address  1900 Los Angeles Ave., 2nd Floor
       ----------------------------          ----------------------------------

City/State/Zip                       City/State/Zip Simi Valley, CA  93065
               --------------------                ----------------------------

Contact                              Contact  Mr. Fredrick Rice
       ----------------------------          ----------------------------------

Phone #                              Phone #  (805) 520-7170
       ----------------------------          ----------------------------------

Advertise/Product                    Product  Internet
                 ------------------          ----------------------------------


------------------------------------------------------------------------------------------------------------
  Market Name/             Size     No. of Posters    Term in 4-    Posting   Unit Rate    Rate    Contract
    Location             Showing    --------------   week periods    Dates                per 4-    Total
                                    Illlum     Reg                                        wk Pd.
------------------------------------------------------------------------------------------------------------
 Simi Valley             Special      50                  1          7/6/98     $300     $15,000    $15,000
  (Transit Panels)



------------------------------------------------------------------------------------------------------------
 DISPLAY COMMENCES                                                   GROSS TOTAL CONTRACT PRICE     $15,000
                  ----------------------------                                                      --------
                                                                               TOTAL NET AMOUNT
                                                                                                    --------
                                                                                                    $15,000
                                                                                                    --------

SPECIAL INSTRUCTIONS:                                                       Terms: Net 30 Days
   Guaranteed override through January 1, 1999




ADDITIONAL CHARGES:



Agency/Advertiser hereby contracts for the outdoor advertising services ("service") described above upon the terms set forth above AND ON THE BACK HEREOF. This contract must be signed by both parties to be effective.

Signed by Fredrick Rice              Signed by Eller Media

                                ELLER MEDIA COMPANY
                      CONTRACT FOR OUTDOOR POSTER ADVERTISING


CONTRACTED FOR AGENCY:               ON BEHALF OF ADVERTISER:

Agency#                              Advertiser #
       ----------------------------                --------------------------
Name                                 Name     Consumer Net Marketplace, Inc.
    -------------------------------        ------------------------------------

Address                              Address  1900 Los Angeles Ave., 2nd Floor
       ----------------------------          ----------------------------------

City/State/Zip                       City/State/Zip Simi Valley, CA  93065
               --------------------                ----------------------------

Contact                              Contact  Mr. Fredrick Rice
       ----------------------------          ----------------------------------

Phone #                              Phone #  (805) 520-7170
       ----------------------------          ----------------------------------

Advertise/Product                    Product  Internet
                 ------------------          ----------------------------------



------------------------------------------------------------------------------------------------------------
  Market Name/             Size     No. of Posters    Term in 4-    Posting   Unit Rate    Rate    Contract
    Location             Showing    --------------   week periods    Dates                per 4-    Total
                                    Illlum     Reg                                        wk Pd.
------------------------------------------------------------------------------------------------------------
 Simi Valley             Special      50                  5          7/3/98      $300    $15,000    $75,000
 (Transit Panels)



------------------------------------------------------------------------------------------------------------
 DISPLAY COMMENCES                                                   GROSS TOTAL CONTRACT PRICE     $75,000
                  ----------------------------                                                      --------
                                                                               TOTAL NET AMOUNT
                                                                                                    --------
                                                                                                    $75,000
                                                                                                    --------
SPECIAL INSTRUCTIONS:                                                        Terms: Net 30 Days
   Guaranteed override through January 1, 1999



ADDITIONAL CHARGES:



Agency/Advertiser hereby contracts for the outdoor advertising services ("service") described above upon the terms set forth above AND ON THE BACK HEREOF. This contract must be signed by both parties to be effective.

Signed by Fredrick Rice              Signed by Eller Media